                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2006
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                            RELATIONSERVE MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                     333-119632               20-2601326
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(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)           Identification No.)

 6700 North Andrews Avenue, Fort Lauderdale, Florida             33309
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   (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (954) 202-6000
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

         On  February  3,  2006,   RelationServe  Media,  Inc.  (the  "Company")
announced that the  consolidation  milestones  ("Consolidation  Milestones") set
forth  in  the  Securities   Purchase   Agreement  (the   "Securities   Purchase
Agreement"),  dated  October  31,  2005,  by  and  among  the  Company,  SendTec
Acquisition Corp. ("STAC"),  the purchasers named on the signature pages thereto
("Purchasers"),  and  Christina  Corporate  Services,  Inc.  in its  capacity as administrative  agent for the Purchasers  ("Agent"),  as more fully described in and filed as  Exhibit  10.1 to the  Company's  Current  Report on Form 8-K filed
November  4, 2005,  as amended on  November  7, 2005 and  February  3, 2006 (the
"November Form 8-K"), were satisfied by the Company. As a result of reaching the
Consolidation  Milestones  on  February  3,  2006,  STAC  became a  wholly-owned subsidiary of the Company.

         The audited financial  statements as of and for the year ended December
31, 2005 of SendTec,  Inc. (the predecessor  company of STAC) are being filed as an amendment to the Company's Form 8-K filed February 9, 2006,  pursuant to Item
9.01 (a)(4) (included herin as Exhibit 99.1).

         The Company is also filing this amendment to file  unaudited  condensed combined  pro-forma  financial  statements as of and for the year ended December
31, 2005, for the Company and SendTec,  Inc., pursuant to Item 9.01(b) (included herein as Exhibit 99.2).

(d)      Exhibits

         Exhibit No.     Exhibits
         -----------     --------

         99.1            Audited financial statements as of and for the year
                         ended December 31, 2005 for SendTec, Inc.

         99.2            Unaudited condensed combined pro-forma financial
                         statements as of and for the year ended December 31,
                         2005 for RelationServe Media, Inc. and SendTec, Inc.

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                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Company  has duly  caused  this  report to be  signed on its  behalf by the undersigned hereunto duly authorized.

Date:    April 17, 2006                By:/s/ Donald Gould
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                                               Name:    Donald Gould
                                               Title:   Chief Financial Officer

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